UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3284 N 29th Court

Hollywood, Florida 33020-1320

(Address of principal executive offices)

(305) 521-0200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the February 16, 2018 closing of Blink Charging Co.’s (the “Company”) underwritten registered offering (the “Public Offering”), and pursuant to obligations previously incurred by the Company, on April 9, 2018 (the “Issuance Date”) the Company issued a total of 1,703,429 five-year warrants to purchase shares of its common stock, par value $0.001 per share (“Common Stock”) each with an exercise price of $4.25 per share to nine (9) individuals or entities (collectively the “Securities Issuance”). Details of the Securities Issuance are described below.

Securities Issuance

As previously disclosed by the Company, pursuant to agreements between the Company and the individuals or entities listed below (with the exception of Mr. Donald Engel and Mr. Andrew Shapiro, who were only to receive warrants), at the closing of the Public Offering, the Company was to issue these seven (7) individuals or entities, as repayment of debt (with the debt amounts being divided by the public offering price of $4.25 multiplied by 80%), units of unregistered shares of Common Stock and warrants with each unit consisting of one share of Common Stock and two warrants each to purchase one share of Common Stock each with an exercise price of $4.25 per share. Prior to the Securities Issuance, the seven (7) individuals or entities were issued the shares of Common Stock owed to them pursuant to the agreements listed below.

147,058 warrants to purchase shares of Common Stock were issued to JMJ Financial (“JMJ”) as repayment of a $250,000 advance pursuant to a Letter Agreement between the Company and JMJ, dated February 1, 2018. Because the Company had previously issued JMJ 73,529 restricted shares of Common Stock, the Company has now satisfied its payment obligations pursuant to the Letter Agreement between the Company and JMJ dated February 1, 2018.

239,401 warrants to purchase shares of Common Stock were issued to Schafer & Weiner, PLLC (“Schafer”) as repayment of a $406,981.47 debt pursuant to a Letter Agreement between the Company and the counterparty, dated February 3, 2018. Because the Company has previously issued 119,700 restricted shares of Common Stock to Schafer, the Company has now satisfied its payment obligations pursuant to a Letter Agreement between the Company and the counterparty, dated February 3, 2018.

286,855 warrants to purchase shares of Common Stock were issued to Sunrise Securities Corp. (“Sunrise”) as repayment of a $487,653 debt pursuant to a Letter Agreement between the Company and Sunrise, dated February 3, 2018. Because the Company had previously issued 143,427 restricted shares of Common Stock to Sunrise, the Company has now satisfied its payment obligations pursuant to a Letter Agreement between the Company and Sunrise, dated February 3, 2018.

18,879 warrants to purchase shares of Common Stock were issued to Mr. Andy Kinard, the Company’s former President and a former member of the Company’s Board of Directors (the “Board”), in settlement and consideration of services rendered to the Board during the period of April 1, 2016 through March 31, 2017. Because the Company had previously issued 9,440 shares of Common Stock to Mr. Kinard, the Company has now satisfied its payment obligations in settlement and consideration of services rendered to the Board during the period of April 1, 2016 through March 31, 2017.

Securities Issuances to Certain Officers and Directors

68,150 warrants to purchase shares of Common Stock were issued to Mr. Donald Engel, a member of the Company’s Board of Directors pursuant to an agreement with the Company. Because the Company issued these 68,150 warrants to purchase shares of Common Stock to Mr. Engel, the Company has now satisfied its payment obligations to Mr. Engel pursuant to the agreement with the Company.

107,143 warrants to purchase shares of Common Stock were issued to Shapiro Ventures LLC, a limited liability company controlled by Mr. Andrew Shapiro, a member of the Company’s Board of Directors, pursuant to an agreement with the Company. Because the Company issued these 107,143 warrants to purchase shares of Common Stock to Shapiro Ventures LLC, the Company has now satisfied its payment obligations to Mr. Shapiro pursuant to the agreement with the Company.

34,974 warrants to purchase shares of Common Stock were issued to Mr. Ira Feintuch, the Company’s Chief Operating Officer, as payment of (a) $43,555 owed to Mr. Feintuch which represents 25% of the accrued commissions on hardware sales and revenue from charging stations for the period of November 2015 through March 2017 owed to Mr. Feintuch pursuant to the compensation agreement between the Company and Mr. Feintuch, dated June 16, 2017 (the “Compensation Agreement”) and; (b) $15,902 owed to Mr. Feintuch which represents 25% of the accrued commissions on hardware sales and revenue from charging stations for the period of April 2017 through February 13, 2018 owed to Mr. Feintuch pursuant to an oral agreement between the Company and Mr. Feintuch (the “Feintuch Oral Agreement”). The Feintuch Oral Agreement was reached pursuant to Section 3(B) of the Compensation Agreement. Because the Company previously issued 17,487 restricted shares of Common Stock to Mr. Feintuch, the Company has now satisfied its payment obligations pursuant to the Compensation Agreement and the Feintuch Oral Agreement with the exception of the issuance of 16,600 options pursuant to the Compensation Agreement which has not yet taken place.

20,537 warrants to purchase shares of Common Stock were issued to Mr. Michael J. Calise, the Company’s Chief Executive Officer and a member of the Board, in settlement and consideration of services rendered to the Board during the period of April 1, 2016 through March 31, 2017. Because the Company had previously issued 10,269 shares of Common Stock to Mr. Calise, the Company has now satisfied its payment obligations in settlement and consideration of services rendered to the Board during the period of April 1, 2016 through March 31, 2017.

780,432 warrants to purchase shares of Common Stock were issued to Mr. Michael D. Farkas, the Company’s Executive Chairman (a) in settlement and consideration of services rendered to the Board during the period of April 1, 2016 through March 31, 2017; (b) as payment of $712,500 owed to Mr. Farkas for the period of December 1, 2015 through May 31, 2017 pursuant to the Third Amendment to Executive Employment Agreement between the Company and Mr. Farkas, dated June 15, 2017 (the “Third Amendment”) and pursuant to a Conversion Agreement between the Company and Mr. Farkas, dated August 23, 2017; (c) as payment of $375,000 owed to Mr. Farkas for accrued commissions on hardware sales and revenue from charging stations for the period of November 2015 through March 2017 pursuant to the Third Amendment ; (d) as payment of $145,334 owed to Mr. Farkas for accrued commissions on hardware sales and revenue from charging stations for the period of April 2017 through February 13, 2018 pursuant to an oral agreement between the Company and Mr. Farkas (the “Farkas Oral Agreement”). The Farkas Oral Agreement was reached pursuant to Section 7(B) of the Third Amendment. Because the Company previously issued 390,216 restricted shares of Common Stock to Mr. Farkas, the Company has now satisfied its payment obligations pursuant to the agreements listed above with the exception of the issuance of 15,240 options pursuant to the Third Amendment which has not yet taken place.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 3.02 of this Current Report on Form 8-K, under the heading “Securities Issuances to Certain Officers and Directors”, is incorporated herein by reference.

Item 8.01 Other Events

Share Cancellation

On December 6, 2017, the Company and Mr. Farkas, signed a letter agreement (the “FGI Letter Agreement”), pursuant to which, Mr. Farkas, on behalf of Farkas Group Inc. (“FGI”), agreed that upon the closing of the Public Offering, FGI would cancel 2,930,596 of its shares of Common Stock (of the 2,990,404 received in connection with a cashless exercise of warrants). On April 13, 2018, Mr. Farkas cancelled 2,930,596 shares of Common Stock on behalf of FGI (the “FGI Cancellation”).

On February 3, 2018, the Company and Schafer entered into a letter agreement (the “Schafer Letter Agreement”) whereby the parties agreed that, concurrent with the closing of the Public Offering, Schafer would return to the Company 11,503 shares of Common Stock (post-reverse stock split effected on August 29, 2017) of the Company. On April 13, 2018, Schafer cancelled 11,503 shares of Common Stock (the “Schafer Cancellation”, together with the FGI Cancellation, the “Share Cancellation”).

Following the Share Cancellation, the Company now has 19,265,471 shares of Common Stock issued and outstanding.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1	Form of Warrant dated April 9, 2018*

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Date: April 18, 2018	By:	/s/ Michael J. Calise
	Name:	Michael J. Calise
	Title:	Chief Executive Officer